Exhibit 99.4

There have been no material changes to our risk factors included in Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) other than as described below.

We have been, continue to be and may be the subject of lawsuits, product liability claims, other significant legal proceedings, government investigations or product recalls for which we may be unable to obtain or maintain insurance adequate to cover potential liabilities.

Our business exposes us to significant potential risks from lawsuits, product liability claims, other significant legal proceedings, government investigations or product recalls, including, but not limited to, such matters associated with the testing, manufacturing, marketing and sale of our products. Some plaintiffs have received substantial damage awards in some jurisdictions against healthcare companies based upon various legal theories, including without limitation claims for injuries allegedly caused by the use of their products. We have been, continue to be and may be subject to various product liability cases, as well as other significant legal proceedings and government investigations.

For example, we and our subsidiaries, along with other manufacturers of prescription opioid medications, are the subject of lawsuits and have received subpoenas and other requests for information from various state and local government agencies regarding the sale, marketing and/or distribution of prescription opioid medications. Numerous claims against opioid manufacturers have been and may continue to be filed by or on behalf of states, counties, cities, Native American tribes, other government-related persons or entities, hospitals, health systems, unions, health and welfare funds, other third-party payers and/or individuals. See Note 15. Commitments and Contingencies in the Consolidated Financial Statements included in Part IV, Item 15 of the 2018 Form 10-K for more information. In these cases, plaintiffs seek various remedies, including without limitation, declaratory and/or injunctive relief; compensatory, punitive and/or treble damages; restitution, disgorgement, civil penalties, abatement, attorneys’ fees, costs and/or other relief. In addition to direct expenditures for damages, settlement and defense costs in connection with these claims, proceedings and investigations, there is a possibility of loss of revenues, injunctions and disruption of business. Furthermore, we and other manufacturers of prescription opioid medications have been, and will likely continue to be, subject to negative publicity and press, which could harm our brand and the demand for our products. There are also regulatory and legislative proposals being made that could impact us and other manufacturers of prescription opioid medications. See the risk factor “Our business and financial condition may be adversely affected by legislation” in the 2018 Form 10-K for more information.

Our current and former products may cause, or may appear to cause, serious adverse side effects or potentially dangerous drug interactions if misused or improperly prescribed or as a result of faulty surgical technique. For example, we and/or certain of our subsidiaries and certain other manufacturers have been named as defendants in multiple lawsuits in various federal and state courts alleging personal injury resulting from use of transvaginal surgical mesh products designed to treat pelvic organ prolapse and stress urinary incontinence. The U.S. Food and Drug Administration (“FDA”) held a public advisory committee meeting in February 2019 during which the members of the Obstetrics and Gynecology Devices Panel of the Medical Devices Advisory Committee discussed and made recommendations regarding the safety and effectiveness of surgical mesh to treat pelvic organ prolapse. Although we have not sold transvaginal surgical mesh products since March 2016, it is possible that the outcome of the advisory committee meeting and the FDA’s actions, if any, based on the outcome of the advisory committee meeting could result in additional litigation against the Company. See Note 15. Commitments and Contingencies in the Consolidated Financial Statements included in Part IV, Item 15 of the 2018 Form 10-K for more information.

Any failure to effectively identify, analyze, report and protect adverse event data and/or to fully comply with relevant laws, rules and regulations around adverse event reporting could expose the Company to penalties, fines and reputational damage.

In addition, in the age of social media, plaintiffs’ attorneys have a wide variety of tools to advertise their services and solicit new clients for litigation, including using judgments obtained in litigation against other pharmaceutical companies as an advertising tool. For these or other reasons, any significant product liability or mass tort litigation in which we are a defendant could have a larger number of plaintiffs than such actions have seen historically and we could also see an increase in number of cases filed against us because of the increasing use of widespread and media-varied advertising. Furthermore, a ruling against other pharmaceutical companies in product liability or mass tort litigation in which we are not a defendant could have a negative impact on pending litigation where we are a defendant.

In addition, in the case of products that do not meet approved specifications or for which subsequent data demonstrate such products may be unsafe, ineffective or misused, it may be necessary for us to initiate voluntary or mandatory recalls or withdraw such products from the market. Any such recall or withdrawal could result in adverse publicity, costs connected to the recall and loss of revenue. Adverse publicity could also result in an increased number of additional product liability claims, whether or not these claims have a basis in scientific fact. See the risk factor “Public concern around the abuse of opioids, including law enforcement concerns over diversion and marketing of opioids, and regulatory efforts to combat abuse, could result in costs to our business” in the 2018 Form 10-K for more information.

If we are found liable in any lawsuits, such as a product liability claim or series of claims, including those described above and below, or in connection with other legal proceedings, including those related to sales, marketing or pricing practices, government investigations, product recalls or the sale, marketing and/or distribution of prescription opioid medications, it could result in the imposition of damages, including punitive damages, substantial fines, significant reputational harm, civil lawsuits and criminal penalties, interruptions of business, modification of business practices, equitable remedies and other sanctions against us or our personnel as well as significant legal and other costs. We may also voluntarily settle cases even if we believe that we have meritorious defenses because of the significant legal and other costs that may be required to defend such actions. As a result, we may experience significant negative impacts on our operations. To satisfy judgments or settlements, we also may need to seek financing, which may not be available on terms acceptable to us, or at all, when required. Judgments also could cause defaults under our debt agreements and/or restrictions on our product use and we could incur losses as a result. Any of the risks above could materially and adversely impact our business, financial condition, results of operations, liquidity and cash flows.

Any such result may cause us to pursue one or more remedial measures, including internal reorganizations and/or other restructuring activities, strategic corporate alignment and cost-saving initiatives or other significant corporate transactions. See the risk factor “Our ability to fund our operations, maintain liquidity and meet our financing obligations is reliant on our operations, which are subject to significant risks and uncertainties” in the 2018 Form 10-K for more information. Likewise, any internal reorganizations and/or other restructuring activities, strategic corporate alignment and cost-saving initiatives or other significant corporate transactions may be complex, could entail significant cost and charges or could otherwise negatively impact shareholder value and there can be no assurance that we will be able to accomplish any of these alternatives on terms acceptable to us, or at all.

Additionally, the Company expects to record an increase of $50 million to its legal reserves for the first quarter of 2019 relating to a March 2019 settlement in principle of certain securities litigation pending in the Court of Common Pleas of Chester County, Pennsylvania against the Company, several current and former officers and directors, as well as other parties, entitled Public Employees’ Retirement System of Mississippi v. Endo International plc. The Company currently believes that the funding of the foregoing settlement in principle by the Company’s insurers is probable, and thus expects to record a corresponding insurance receivable during the first quarter of 2019, however, there can be no assurance that such insurance coverage will be adequate to cover the full amount of the settlement in principle or that we will receive such insurance coverage on the timeline currently anticipated.

We may not have and may be unable to obtain or maintain in the future product liability insurance on acceptable terms or with adequate coverage against potential liabilities or other losses, such as the cost of a recall, if any claim is brought against us, regardless of the success or failure of the claim. For example, we generally no longer have product liability insurance to cover the claims in connection with the mesh-related litigation described above. Additionally, we may be limited by the surviving insurance policies of our acquired subsidiaries, which may not be adequate to cover against potential liabilities or other losses. Even where claims are submitted to insurance carriers for defense and indemnity, there can be no assurance that the claims will be fully covered by insurance or that the indemnitors or insurers will remain financially viable. The failure to generate sufficient cash flow or to obtain other financing could affect our ability to pay the amounts due under those liabilities not covered by insurance.

See Note 15. Commitments and Contingencies in the Consolidated Financial Statements included in Part IV, Item 15 of the 2018 Form 10-K for further discussion of the forgoing and other material legal proceedings.

If other pharmaceutical companies use litigation and regulatory means to obtain approval for generic, over-the-counter or other competing versions of our drugs, our sales may suffer.

Under the Hatch-Waxman Act, the FDA can approve an Abbreviated New Drug Application (“ANDA”) for a generic bioequivalent version of a previously approved drug without requiring the ANDA applicant to undertake the full clinical testing necessary to obtain approval to market a new branded drug. In place of such clinical studies, an ANDA applicant usually needs only to submit data demonstrating that its generic product is the same as the referenced listed drug with respect to the active ingredient and is bioequivalent to the branded product. Over-the-counter (“OTC”) drugs may be developed under either the New Drug Applications (“NDA”) or OTC monograph process. The OTC monograph process allows for OTC products to be marketed without pre-market approval and generally does not require clinical studies.

Various manufacturers have filed ANDAs seeking FDA approval for generic versions of certain of our key pharmaceutical products including, but not limited to, LIDODERM®, VASOSTRICT® and AVEED®. In connection with such filings, these manufacturers have challenged the validity and/or enforceability of one or more of the underlying patents protecting our products. In the case of LIDODERM®, we no longer have patent protection in the markets where we sell these products. Our revenues from LIDODERM® have been negatively affected by multiple competing generic versions of LIDODERM®, the first of which launched in September 2013. We anticipate that these revenues could decrease further should one or more additional generic versions of LIDODERM® launch.

Additionally, we recently received notice from a competing pharmaceutical company that manufactures one of our products that it intends to seek approval to launch a competing OTC version of such product. We are currently assessing the potential likelihood, timing and impact of any such launch, which could result in, among other things, a reduction of our net sales of such product and/or certain asset impairment charges that could be material. We cannot assure you that this, or any other manufacturer, will not take similar actions with respect to other products.

With respect to AVEED®, VASOSTRICT® and other branded pharmaceutical products, it has been and continues to be our practice to vigorously defend and pursue all available legal and regulatory avenues in defense of the intellectual property rights protecting our products. Despite our efforts to defend our products, litigation is inherently uncertain, and we cannot predict the timing or outcome of our efforts. If we are not successful in defending our intellectual property rights or opt to settle, or if a product’s marketing exclusivity rights expire or become otherwise unenforceable, our competitors could ultimately launch generic, OTC or other competing versions of our products, which would likely cause sales and revenues of the affected products to decline rapidly and materially, could require us to write off a portion or all of the intangible assets associated with the affected product and could have a material adverse effect on our business, results of operations, financial condition and cash flows.

In the case of VASOSTRICT®, Par Sterile Products, LLC (“PSP”) and Par Pharmaceutical, Inc. (“PPI”) received a notice letter from Eagle Pharmaceuticals, Inc. (“Eagle”) in April 2018 advising of the filing by such company of an ANDA for a generic version of VASOSTRICT® (vasopressin IV solution (infusion)). The Paragraph IV notice refers to patents the Company has listed in the Orange Book covering either vasopressin-containing pharmaceutical compositions or methods of using a vasopressin-containing dosage form to increase blood pressure in humans. In May 2018, PPI, PSP and Endo Par Innovation Company, LLC (“EPIC”) filed a lawsuit against Eagle in the United States District Court for the District of Delaware within the 45-day deadline to invoke a 30-month stay of FDA approval pursuant to the Hatch-Waxman legislative scheme. We intend to vigorously defend VASOSTRICT®’s intellectual property rights and to pursue all available legal, business and regulatory avenues in defense of VASOSTRICT®, including enforcement of the product’s intellectual property rights. However, there can be no assurance that our defense will be successful. If a generic version of VASOSTRICT® were introduced to the market before 2020, our revenues from VASOSTRICT® would decrease significantly and, depending on the timing of such introduction and its effect on VASOSTRICT® pricing, could have a material adverse effect on our business, results of operations, financial condition and cash flows.

There are currently ongoing legal proceedings brought by us and/or our subsidiaries, and in certain cases our third party partners, against manufacturers seeking FDA approval for generic versions of our products. For a description of the material related legal proceedings, see Note 15. Commitments and Contingencies in the Consolidated Financial Statements included in Part IV, Item 15 of our 2018 Form 10-K.

We also believe it is likely that manufacturers may seek FDA approvals for generic, OTC or other competing versions of other of our key pharmaceutical products, either through the filing of ANDAs, through the OTC monograph process or the use of other means.

We are currently dependent on outside manufacturers for the manufacture of a significant amount of our products; therefore, we have and will continue to have limited control of the manufacturing process and related costs. Certain of our manufacturers currently constitute the sole source of one or more of our products.

Third party manufacturers currently manufacture a significant amount of our products pursuant to contractual arrangements. Certain of our manufacturers currently constitute the sole source of our products. For example, Teikoku Seiyaku Co., Ltd. is our sole source of LIDODERM® and GlaxoSmithKline plc is our sole source of VOLTAREN® Gel. Because of contractual restraints and the lead-time necessary to obtain FDA approval and/or Drug Enforcement Agency registration of a new manufacturer, there are no readily accessible alternatives to these manufacturers and replacement of any of these manufacturers may be expensive and time consuming and may cause interruptions in our supply of products to customers. Our business and financial viability are dependent on these third party manufacturers for continued manufacture of our products, the continued regulatory compliance of these manufacturers and the strength, validity and terms of our various contracts with these manufacturers. Any interruption or failure by these manufacturers to meet their obligations pursuant to various agreements with us on schedule or in accordance with our expectations, or any termination by these manufacturers of our supply arrangements, which, in each case, could be the result of one or many factors outside of our control, could delay or prevent our ability to achieve sales expectations, cause interruptions in our supply of products to customers, cause us to incur failure-to-supply penalties, disrupt our operations or cause reputational harm to our company, any or all of which could have a material adverse effect on our business, financial condition, results of operations and cash flows.